SCUDDER
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
EQUITY/GROWTH
--------------------------------------------------------------------------------



Scudder Capital
Growth Fund




Semiannual Report
March 31, 2001


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds.


Contents
--------------------------------------------------------------------------------




                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      24   Notes to Financial Statements

                      29   Officers and Trustees

                      30   Account Management Resources

Scudder Capital Growth Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol ACGFX         fund number 198
Class S                        ticker symbol SCGSX         fund number 398
--------------------------------------------------------------------------------

Date of Inception:    o    The fund's Class AARP shares returned -27.13% during
11/30/84                   the period, lagging the -18.75% return of its
                           unmanaged benchmark, the S&P 500.

Total Net Assets as
of 3/31/01 --         o    Reflecting investor concerns about the slowing
                           economy, downward revisions to profit expectations,
                           and a rapidly growing number of corporate layoffs,
                           all major market averages were down significantly
Class AARP:                during the period, while value stocks outperformed
$1.6 billion               growth stocks.

Class S:
$46 million           o    Although investor sentiment is still decidedly
                           negative for the most part, this environment has given us an opportunity to consolidate the portfolio and upgrade its overall quality.

Letter from the Fund's President

Dear Shareholders,

Although just over a year has passed since the spectacular increase in growth stocks, the heady days of early 2000 now seem to be a distant memory. In the months since the explosive rally in growth stocks reached its peak, the asset class has fallen upon hard times. The sharp decline has not been confined to Internet companies; even some of the largest, most well-known growth stocks have been caught in the downdraft.

The slump in the growth area was reflected in the Class AARP share price performance of Scudder Capital Growth Fund, which fell 27.13% during the past six months. A decline of this size may be particularly unsettling for the shareholders of a core growth fund, given that the asset class had performed so well over such a long period of time. Despite this setback, we remain confident that growth stocks will remain a critical component of a well-rounded portfolio. Although the asset class is very volatile and prone to sharp downturns, it offers the opportunity to invest in established companies with the potential to produce powerful earnings growth over time.

It is these types of quality growing companies that the fund's portfolio management team strives to uncover. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. Using

--------------------------------------------------------------------------------

the fundamental research capabilities afforded by Scudder's large team of equity analysts, management looks for financially strong companies with leading competitive positions. In the past, companies such as these have been the leaders coming out of bear markets. And, while stocks of companies like these may not always produce the type of performance that they did during the late 1990s, we remain confident that they will reward long-term shareholders who are willing to accept the inevitable volatility.

For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued interest in Scudder Capital Growth Fund. If you have any questions about your investment, please call us toll-free or visit us on the Web.

Sincerely,
/s/ Linda C. Coughlin
Linda C. Coughlin
President
Scudder Capital Growth Fund

--------------------------------------------------------------------------------
                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com

          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Scudder Capital Growth Fund --
Class AARP                          Standard & Poor's 500 Index*

               1991       10000           0     10000
               1992       11522           1     11106
               1993       12928           2     12800
               1994       13158           3     12988
               1995       13694           4     15008
               1996       17905           5     19825
               1997       20795           6     23754
               1998       31077           7     35161
               1999       35343           8     41652
               2000       47268           9     49131
               2001       33843          10     38484


                          Yearly periods ended March 31



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                              Total Return

                                Growth of                               Average
Period ended 3/31/2001          $10,000          Cumulative              Annual
--------------------------------------------------------------------------------
Scudder Capital Growth Fund -- Class AARP
--------------------------------------------------------------------------------
1 year                         $   7,160          -28.40%              -28.40%
--------------------------------------------------------------------------------
5 year                         $  18,901           89.01%               13.58%
--------------------------------------------------------------------------------
10 year                        $  33,843          238.43%               12.97%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*
--------------------------------------------------------------------------------
1 year                         $   7,833          -21.67%              -21.67%
--------------------------------------------------------------------------------
5 year                         $  19,412           94.12%               14.18%
--------------------------------------------------------------------------------
10 year                        $  38,484          284.84%               14.41%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)


                                  Yearly periods ended March 31

              1992  1993   1994   1995   1996   1997  1998   1999   2000   2001
--------------------------------------------------------------------------------
Fund Total
Return (%)   15.22 12.21   1.78   4.08  30.75  16.14 49.45  13.73  33.74 -28.40
--------------------------------------------------------------------------------
Index Total
Return (%)   11.03 15.22   1.48  15.57  32.10  19.83 48.02  28.11  17.96 -21.67
--------------------------------------------------------------------------------
Net Asset
Value ($)    31.22 33.61  31.47  32.07  40.96  43.14 59.12  60.10  74.73  47.17
--------------------------------------------------------------------------------
Income
Dividends ($)  .23   .14    .05    .01    .39    .41   .31    .24    .04     --
--------------------------------------------------------------------------------
Capital Gains
Distributions
($)            .94  1.21   2.90    .64    .51   3.99  4.31   6.55   5.40   7.71
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On July 17, 2000, existing shares of the Fund were redesignated as Class AARP. In addition, the Fund commenced offering Class S shares. The total return information provided is for the Fund's Class AARP shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------

                                                                  March 31, 2001




--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

                                                           The fund continues to
                                                         concentrate on domestic
                                                                  growth stocks.

    Common Stocks               99%
    Cash Equivalents             1%
------------------------------------
                               100%
------------------------------------




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

(Excludes 1% Cash Equivalents)                          Our strategy has been to
                                                         emphasize those sectors
                                                        and stocks where we have
                                                            the highest research
                                                         conviction and that, in
                                                             our view, offer the
                                                                   best quality.

    Technology                  20%
    Health                      19%
    Financial                   11%
    Media                        9%
    Energy                       8%
    Consumer Staples             7%
    Communications               7%
    Consumer Discretionary       7%
    Manufacturing                6%
    Other                        6%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(33% of Portfolio)                                       The fund's top holdings
                                                           reflect our desire to
                                                            invest  in companies
                                                             that we believe can
                                                             provide growth at a
                                                               reasonable price.

  1. General Electric Co.
    Producer of electrical equipment

  2. Pfizer, Inc.
     Manufacturer of prescription pharmaceuticals and non-prescription self-medications

  3. Microsoft Corp.
     Developer of computer software

  4. Citigroup, Inc.
     Provider of diversified financial services

  5. PepsiCo, Inc.
     Provider of soft drinks, snack foods and food services

  6. United Technologies Corp.
     Manufacturer of aerospace equipment, climate control systems and elevators

  7. American International Group, Inc.
     Provider of insurance services

  8. Baxter International, Inc.
     Manufacturer and distributor of hospital and laboratory products and services

  9. Intel Corp.
     Producer of semiconductor memory circuits

 10. Eli Lilly & Co.
     Producer of pharmaceuticals




For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

In the following interview, William F. Gadsden, portfolio manager of the Scudder Capital Growth Fund, discusses the fund's strategy and the market environment during the six-month period ended March 31, 2001.


                     Q:  How did the fund perform over the period?

                     A: The fund's Class AARP shares returned -27.13% during the period, lagging the -18.75% return of its unmanaged benchmark, the S&P 500. Growth-oriented styles, such as that followed by the fund, have been decidedly out of favor over the past several months, a development that has been reflected in the fund's recent performance versus the S&P
                     500. During periods where growth lags significantly, we would expect the fund to perform roughly midway between the S&P 500 and Russell 1000 Growth indices, as was the case during the period, when the Russell index returned -37.78%.

                     Q: Could you give us an overview of the market and how it impacted the fund over the past six months?

                     A: Investor concerns about the slowing economy, downward revisions to profit expectations, and a rapidly growing number of corporate layoffs weighed heavily on the markets during the period. Even aggressive interest rate cuts by the Federal Reserve Board did little to change investor sentiment, which has been decidedly negative for several months. All major market averages were down significantly. While the S&P 500 fell nearly 19%, the Nasdaq declined almost 50% during the period, reflecting the widespread weakness of the technology sector. Also, growth-oriented investing styles, which are typically much more exposed to this sector, continued to lag value investing. On a one-year basis, growth now lags value by an incredible 43%. As one would expect given these market conditions, investment style was the largest determinant of relative performance of the fund during the past six months.

--------------------------------------------------------------------------------

                     Q: How did various industry sectors either help or hurt fund performance?

                     A: Weakness in the technology sector of the portfolio continued to be a drag on relative performance. Technology shares, as a group, were one of the poorest performing areas and the fund's slight overweight in the sector hurt relative performance. Additionally, the fund had some company-specific disappointments, as even industry giants were not immune to the severe investor reactions to recent news. Cisco Systems, the world's largest computer networking company, was sold off dramatically following the company's earnings shortfall. This marked the first time in six years that Cisco had failed to meet earnings expectations. Cisco management also stated that the current economic slowdown would probably hurt revenues for at least three more quarters. EMC Corp., a leader in data storage, also was down dramatically after the company said it had cut its range of expected revenue growth for 2001 to 25% from 35%. Previously its projections had been for 33% to 37% revenue growth. Comments from these and other leading companies, as well as downward revisions to earnings estimates from Wall Street analysts, led to price declines in the fund's holdings in Oracle, Sun Microsystems, and Juniper Networks, which all lagged notably.

                     The fund's holdings in the finance area also lagged those of the S&P 500. The market's strong rotation toward value-oriented stocks was clearly evident in this market sector. The fund's positions in the sector's growth-oriented companies such as American Express, American International Group, and Marsh & McLennan were reduced in favor of lower-valuation companies. Also, the fund's lack of exposure to some of the better-performing areas such as regional banking and insurance detracted from relative performance in this area. Although many regional banking and insurance companies have lower valuations and generally outperformed, they failed to meet the fund's earnings growth criteria and therefore cannot be reconciled with our approach.

--------------------------------------------------------------------------------

                     Positive contributions came from the media and durable goods sectors of the portfolio. The media sector held up reasonably well thanks to advertising companies Omnicom and Interpublic Group. In light of the slowing economy, many investors thought ad revenue for both firms would decline dramatically. However, both firms reported strong revenue gains toward the end of the year and the stocks rallied as a result. Although stocks of both companies moved lower in the early part of 2001, both have posted positive returns on balance, for the past six months, in a sector of the market that is down about 14%. The durable goods sector was led by one of our larger holdings, United Technologies. The stock has returned about 6% over the past six months, in a very weak market environment, as earnings have continued to be strong.

                     Q:  What changes, if any, are you making to the portfolio?

                     A: In a very selective and volatile market, growth stocks have continued to be hit with the greatest selling pressure. In many cases, prices in relation to earnings have fallen to levels not seen in several years. Although investor sentiment is still decidedly negative for the most part, we feel this environment has given us an opportunity to consolidate the portfolio and upgrade its overall quality. Historically, financially strong companies with leading competitive positions have been the leaders coming out of bear markets. We believe this will continue to be the case.

                     In technology, for example, we have sold smaller positions in I2 Technologies and Xilinx. These funds were reinvested in the sector as we took advantage of price weakness and added to the fund's holdings in Applied Materials, EMC Corp., and Sun Microsystems. These companies all occupy leading competitive positions in semiconductor capital equipment, data storage, and computer networking, respectively.

                     We also added to the fund's holdings in the energy sector through our recent purchase of EOG Resources. Formerly Enron Oil & Gas, EOG Resources is an independent oil and gas company engaged in natural gas and crude oil

--------------------------------------------------------------------------------


                     exploration. EOG has large natural gas reserves and operates in major production basins in the U.S. and Canada. We continue to have high conviction in this area, particularly natural gas, as we believe supply/demand dynamics are still very favorable for this sector.

                     Procter & Gamble, a major household products company, was also added to the portfolio during the period. The company continues to enjoy a strong competitive position in the consumer product area with excellent brand recognition in several categories. We believe that improvements in profit margins, market share, and a more favorable foreign currency environment should benefit P&G's earnings in the near term.

                     Q:  What is your outlook for the markets in general?

                     A: We believe the market environment, particularly for growth investors, is due for an improvement. As speculative excesses have been wrung out, we are left with a market that offers opportunities to invest in companies of enduring quality and eliminate companies with weak fundamentals. Assuming the economy does not slow appreciably from its current annualized growth rate of 1%, we believe company year-over-year earnings comparisons should improve as we enter the second half of 2001. Also, the Fed has historically been very effective in stimulating economic growth. We believe the aggressive interest rate cuts of the first quarter of this year should flow into the real economy in about six to nine months. We believe the near-term outlook should improve when investors begin to look past earnings that may be temporarily depressed and value stocks based on an improving fundamental environment. While growth- oriented styles such as ours have been decidedly out of favor over the past several months, we believe the fund's more conservative approach to growth investing has helped the fund hold up reasonably well versus its peers through this difficult period, preserving capital until the next advance in growth stocks emerges.

Glossary of Investment Terms
--------------------------------------------------------------------------------

         Fundamental  Research Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are usually said to have "good fundamentals."

        Growth Stock  Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

            Monetary Policy The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

 Russell 1000         An unmanaged index designed to measure the performance of
Growth  Index         stocks with a greater-than-average growth orientation.
                      Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios and lower dividend yields than the market as a whole.

                 S&P 500 Index A capitalization-weighted index of 500 stocks. The index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is commonly used as a performance benchmark for stock funds.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                            as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Repurchase Agreements 0.4%
-------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 5.23%,
    to be repurchased at $7,004,051 on 4/2/2001**
    (Cost $7,001,000) ...........................................       7,001,000       7,001,000

-------------------------------------------------------------------------------------------------
Short-Term Investments 0.2%
-------------------------------------------------------------------------------------------------
 Federal Home Loan Bank, 5.13%***, 4/2/2001
    (Cost $3,137,553) ...........................................       3,138,000       3,137,553


                                                                          Shares
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Common Stocks 99.4%
-------------------------------------------------------------------------------------------------
 Consumer Discretionary 6.7%
 Department & Chain Stores
 Home Depot, Inc. ...............................................         942,450      40,619,595
 Target Corp. ...................................................         812,500      29,315,000
 Wal-Mart Stores, Inc. ..........................................         872,700      44,071,350
                                                                                      114,005,945

 Consumer Staples 7.1%
 Food & Beverage 4.4%
 Coca-Cola Co. ..................................................         511,300      23,090,308
 PepsiCo, Inc. ..................................................       1,175,500      51,663,225
                                                                                       74,753,533

 Package Goods/Cosmetics 2.7%
 Colgate-Palmolive Co. ..........................................         543,100      30,011,706
 Procter & Gamble Co. ...........................................         251,700      15,756,420
                                                                                       45,768,126

 Health 19.1%
 Biotechnology 1.1%
 MedImmune, Inc.* ...............................................         536,900      19,261,287

 Medical Supply & Specialty 6.0%
 Abbott Laboratories ............................................         630,100      29,734,419
 Baxter International, Inc. .....................................         521,900      49,131,666
 Becton, Dickinson & Co. ........................................         643,800      22,739,016
                                                                                      101,605,101


    The accompanying notes are an integral part of the financial statements.

                                       15

-------------------------------------------------------------------------------------------------


                                                                          Shares      Value ($)
-------------------------------------------------------------------------------------------------
 Pharmaceuticals 12.0%
 Bristol-Myers Squibb Co. .......................................         505,500      30,026,700
 Eli Lilly & Co. ................................................         590,600      45,275,396
 Johnson & Johnson ..............................................         302,000      26,415,940
 Merck & Co., Inc. ..............................................         428,100      32,492,790
 Pfizer, Inc. ...................................................       1,665,975      68,221,676
                                                                                     ------------
                                                                                      202,432,502
                                                                                     ------------
 Communications 6.7%
 Cellular Telephone 1.9%
 Nokia Oyj (ADR) ................................................         618,500      14,844,000
 Vodafone Group plc (ADR) .......................................         669,900      18,187,785
                                                                                     ------------
                                                                                       33,031,785
                                                                                     ------------
 Telephone/Communications 4.8%
 AT&T Wireless Group* ...........................................         776,900      14,900,942
 BroadWing, Inc.* ...............................................         880,100      16,853,915
 JDS Uniphase Corp.* ............................................         300,300       5,536,781
 Qwest Communications International, Inc.* ......................         575,252      20,162,583
 Verizon Communications .........................................         482,250      23,774,925
                                                                                     ------------
                                                                                       81,229,146
                                                                                     ------------
 Financial 10.6%
 Banks 4.3%
 Citigroup, Inc. ................................................       1,158,600      52,113,828
 State Street Corp. .............................................         218,200      20,379,880
                                                                                     ------------
                                                                                       72,493,708
                                                                                     ------------
 Insurance 2.9%
 American International Group, Inc. .............................         620,155      49,922,478
                                                                                     ------------

 Consumer Finance 2.3%
 American Express Co. ...........................................         924,900      38,198,370
                                                                                     ------------

 Other Financial Companies 1.1%
 Marsh & McLennan Companies, Inc. ...............................         200,600      19,063,018
                                                                                     ------------

 Media 9.3%
 Advertising 2.2%
 Interpublic Group of Companies, Inc. ...........................         324,700      11,153,445
 Omnicom Group, Inc. ............................................         307,500      25,485,600
                                                                                     ------------
                                                                                       36,639,045
                                                                                     ------------
 Broadcasting & Entertainment 2.9%
 AOL Time Warner, Inc.* .........................................         724,700      29,096,705


    The accompanying notes are an integral part of the financial statements.

                                       16



                                                                          Shares       Value ($)
-------------------------------------------------------------------------------------------------
 Viacom, Inc. "B"* ..............................................         446,200      19,619,414
                                                                                     ------------
                                                                                       48,716,119
                                                                                     ------------
 Cable Television 4.2%
 AT&T Corp.-- Liberty Media Group "A"* ..........................       2,164,600      30,304,400
 Comcast Corp. "A"* .............................................         980,100      41,102,944
                                                                                     ------------
                                                                                       71,407,344
                                                                                     ------------
 Service Industries 3.2%
 Investment
 Franklin Resources, Inc. .......................................         496,900      19,433,759
 Goldman Sachs Group, Inc. ......................................         119,600      10,177,960
 Merrill Lynch & Co., Inc. ......................................         429,200      23,777,680
                                                                                     ------------
                                                                                       53,389,399
                                                                                     ------------
 Durables 3.0%
 Aerospace
 United Technologies Corp. ......................................         688,000      50,430,400
                                                                                     ------------

 Manufacturing 6.1%
 Diversified Manufacturing
 General Electric Co. ...........................................       1,900,500      79,554,930
 Tyco International Ltd. ........................................         542,100      23,434,983
                                                                                     ------------
                                                                                      102,989,913
                                                                                     ------------

 Technology 19.4%
 Computer Software 6.7%
 Intuit, Inc.* ..................................................         639,900      17,757,225
 Microsoft Corp.* ...............................................       1,187,300      64,930,469
 Oracle Corp.* ..................................................       1,589,700      23,813,706
 Siebel Systems, Inc.* ..........................................         264,000       7,180,800
                                                                                     ------------
                                                                                      113,682,200
                                                                                     ------------
 Diverse Electronic Products 2.3%
 Applied Materials, Inc.* .......................................         894,200      38,897,700
                                                                                     ------------
 EDP Peripherals 1.4%
 EMC Corp.* .....................................................         830,900      24,428,460
                                                                                     ------------
 Electronic Components/Distributors 2.0%
 Cisco Systems, Inc.* ...........................................       1,665,700      26,338,881
 Juniper Networks, Inc.* ........................................         177,200       6,726,512
                                                                                     ------------
                                                                                       33,065,393
                                                                                     ------------


    The accompanying notes are an integral part of the financial statements.



                                       17


-------------------------------------------------------------------------------------------------


                                                                           Shares       Value ($)
-------------------------------------------------------------------------------------------------
 Electronic Data Processing 3.9%
 International Business Machines Corp. ..........................         462,500      44,483,250
 Sun Microsystems, Inc.* ........................................       1,449,200      22,274,204
                                                                                     ------------
                                                                                       66,757,454
                                                                                     ------------
 Semiconductors 3.1%
 Intel Corp. ....................................................       1,720,800      45,278,550
 Vitesse Semiconductor Corp.* ...................................         302,900       7,212,806
                                                                                     ------------
                                                                                       52,491,356
                                                                                     ------------
 Energy 8.2%
 Oil & Gas Production 6.4%
 Anadarko Petroleum Corp. .......................................         521,300      32,727,214
 EOG Resources, Inc. ............................................         396,400      16,343,572
 Exxon Mobil Corp. ..............................................         445,648      36,097,488
 Nabors Industries, Inc.* .......................................         451,900      23,426,496
                                                                                     ------------
                                                                                      108,594,770
                                                                                     ------------
 Oilfield Services/Equipment 1.8%
 Schlumberger Ltd. ..............................................         540,000      31,109,400
                                                                                     ------------

-------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,570,463,628)                                           1,684,363,952
-------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $1,580,602,181) (a)                       1,694,502,505
-------------------------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,582,622,123. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $111,880,382. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $336,635,394 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $224,755,012.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,580,602,181) .....................   $ 1,694,502,505
Cash ..........................................................................         1,354,664
Receivable for investments sold ...............................................        17,473,995
Dividends receivable ..........................................................         1,054,717
Interest receivable ...........................................................             2,034
Receivable for Fund shares sold ...............................................           234,404
                                                                                  ---------------
Total assets ..................................................................     1,714,622,319

Liabilities
-------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................        21,684,118
Payable for Fund shares redeemed ..............................................           978,032
Accrued management fee ........................................................           665,086
Other accrued expenses and payables ...........................................           410,807
                                                                                  ---------------
Total liabilities .............................................................        23,738,043
Net assets, at value ..........................................................   $ 1,690,884,276

Net Assets
-------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ...............................................          (772,407)
Net unrealized appreciation (depreciation) on investments .....................       113,900,324
Accumulated net realized gain (loss) ..........................................       (24,967,896)
Paid-in capital ...............................................................     1,602,724,255
Net assets, at value ..........................................................   $ 1,690,884,276

Net Asset Value
-------------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($1,644,636,918 /
   34,867,040 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)......................................   $         47.17

Class S
Net Asset Value, offering and redemption price per share ($46,247,358 / 980,377 outstanding shares of beneficial interest, $.01 par value, unlimited number
   of shares authorized).......................................................   $         47.17



    The accompanying notes are an integral part of the financial statements.




                                       19




-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended March 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $30,985) ..........................   $     7,378,501
Interest ......................................................................         1,296,347
                                                                                  ---------------
Total Income ..................................................................         8,674,848
                                                                                  ---------------
Expenses:
Management fee ................................................................         6,196,488
Administrative fee ............................................................         3,205,080
Trustees' fees and expenses ...................................................            24,902
Other .........................................................................            20,785
                                                                                  ---------------
Total expenses ................................................................         9,447,255
Net investment income (loss) ..................................................          (772,407)

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................................       (27,931,368)
Net unrealized appreciation (depreciation) during the period ..................      (625,280,437)
   on investments
Net gain (loss) on investment transactions ....................................      (653,211,805)
Net increase (decrease) in net assets resulting from operations ...............   $  (653,984,212)


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                   Six Months Ended        Year Ended
                                                    March 31, 2001        September 30,
Increase (Decrease) in Net Assets                     (Unaudited)            2000
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $      (772,407)   $    (3,044,854)
Net realized gain (loss) on investment transactions       (27,931,368)       265,830,606
Net unrealized appreciation (depreciation) on .....      (625,280,437)       202,013,652
   investment transactions during the period
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting ...      (653,984,212)       464,799,404
   from operations
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class AARP ........................................              --           (1,021,664)
                                                      ---------------    ---------------
Net realized gains:
Class AARP ........................................      (252,446,210)      (154,688,680)
                                                      ---------------    ---------------
Class S ...........................................        (3,773,761)              --
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       204,340,321        628,729,790
Reinvestment of distributions .....................       242,244,692        147,667,614
Cost of shares redeemed ...........................      (302,823,963)      (363,478,388)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund ...       143,761,050        412,919,016
   share transactions
                                                      ---------------    ---------------
Increase (decrease) in net assets .................      (766,443,133)       722,008,076
Net assets at beginning of period .................     2,457,327,409      1,735,319,333
 Net assets at end of period (including
   accumulated net investment loss of $772,407 at
   March 31, 2001) ................................   $ 1,690,884,276    $ 2,457,327,409

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
Years Ended September 30,       2001(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                           $73.41  $62.68   $51.24   $57.84   $43.47  $38.36
------------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)     (.02)(b) (.10)(b) .04(b)   .28(b)   .34(b)  .42
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (18.51)   16.27   18.19    (2.26)   18.43    5.59
------------------------------------------------------------------------------------
  Total from investment
  operations                     (18.53)   16.17   18.23    (1.98)   18.77    6.01
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income              --    (.04)    (.24)    (.31)    (.41)   (.39)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (7.71)   (5.40)  (6.55)   (4.31)   (3.99)   (.51)
------------------------------------------------------------------------------------
  Total distributions             (7.71)   (5.44)  (6.79)   (4.62)   (4.40)   (.90)
------------------------------------------------------------------------------------
Net asset value, end of period   $47.17   $73.41  $62.68   $51.24   $57.84  $43.47
------------------------------------------------------------------------------------
Total Return (%)                 (27.13)** 26.01   36.83    (3.39)   46.72   15.97
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      1,645    2,450   1,735    1,247    1,228     826
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)              .88*     .91(c)  .91      .87      .92     .90
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      .88*     .90(c)  .91      .87      .92     .90
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.07)*   (.13)    .07      .50      .70    1.05
------------------------------------------------------------------------------------
Portfolio turnover rate (%)          37*      66      68       53       39      65
------------------------------------------------------------------------------------

(a) For the six months ended March 31, 2001 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .90% and .90%, respectively.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S

--------------------------------------------------------------------------------
                                                                2001(a)  2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $73.41  $76.71
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (c)                               (.02)   (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (18.51)  (3.28)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (18.53)  (3.30)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (7.71)     --
--------------------------------------------------------------------------------
Net asset value, end of period                                 $47.17  $73.41
--------------------------------------------------------------------------------
Total Return (%)                                               (27.13)* (4.30)**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             46       7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                             .88*    .89*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.07)*  (.15)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        37*     66
--------------------------------------------------------------------------------

(a) For the six months ended March 31, 2001 (Unaudited).

(b) For the period from July 17, 2000 (commencement of sales of Class S) to September 30, 2000.

(c) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

--------------------------------------------------------------------------------

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $385,009,278 and $434,912,704, respectively.

--------------------------------------------------------------------------------

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") between the Fund and Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% on the first $3,000,000,000 of average daily net assets, 0.555% on the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended March 31, 2001, the fee pursuant to the Management Agreement amounted to $6,196,488, which was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30% and 0.30% of average daily net assets for Class AARP and Class S, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to the Fund and will pay other Fund expenses, including

--------------------------------------------------------------------------------


insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2001, the Administrative Fee was as follows:


                                                            Unpaid at March
Administrative Fee                 Total Aggregated            31, 2001
--------------------------------------------------------------------------------
Class AARP........................         $3,162,697       $305,662
Class S...........................             42,383          4,085
                                           $3,205,080       $309,747

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, Trustees' fees and expenses for the Fund aggregated $24,902.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

E. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                         Six Months Ended                      Year Ended
                          March 31, 2001                  September 30, 2000*
                 --------------------------------------------------------------------
                     Shares           Dollars          Shares            Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP..........  2,425,848   $  151,413,804      8,686,235     $  621,165,954
Class S.............    880,387       52,926,517         99,271          7,563,836
                                  $  204,340,321                    $  628,729,790

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP..........  4,144,215   $  238,474,347      2,060,958     $  147,667,614
Class S.............     65,526        3,770,345             --                 --
                                  $  242,244,692                    $  147,667,614
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP.......... (5,082,497)   $(299,271,031)    (5,053,818)     $(363,174,055)
Class S.............    (60,791)      (3,552,932)        (4,016)          (304,333)
                                   $(302,823,963)                    $(363,478,388)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP..........  1,487,566   $   90,617,120      5,693,375     $  405,659,513
Class S.............    885,122       53,143,930         95,255          7,259,503

                                  $  143,761,050                    $  412,919,016




* Class S shares are for the period from July 17, 2000 (commencement of sales of Class S) to September 30, 2000.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH Educational Foundation

 Dawn-Marie Driscoll
   o Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director, First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and Chief Executive Officer, AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Valerie F. Malter*
   o  Vice President

 James E. Masur*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Robert D. Tymoczko*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments